UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017 (June 15, 2017)

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-8546

Delaware	22-2465228
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

717 Fifth Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2017, Trinity Place Holdings Inc. (the “Company”) held its annual meeting of stockholders. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	The holders of the Company’s common stock elected three directors to each serve a two-year term until the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Alan Cohen	24,742,682	0	1,582,509	4,269,606
Matthew Messinger	26,308,419	0	16,772	4,269,606
Keith Pattiz	26,307,719	0	17,472	4,269,606

2.	The holders of the Company’s common stock ratified the selection of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2017, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
30,545,231	7,010	42,556	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Place Holdings Inc.

Date: June 19, 2017	By:	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer